Exhibit 10.2

AMENDMENT TO

AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN

Pursuant to the authority granted to the Board of Directors (the “Board”) of ACCELRYS, INC. (the “Company”) pursuant to Section 17.6 of the Company’s Amended and Restated 2004 Stock Incentive Plan (the “Plan”), the Board has authorized and directed the undersigned officer of the Company to amend the Plan on behalf of the Company as set forth in this Amendment to the Plan (this “Amendment”).

1.	Amendment to Article 6. Subject to the terms and conditions of this Amendment, Section 6.3 of Article 6 of the Plan is hereby deleted in its entirety.

2.	Effectiveness. This Amendment shall be effective only upon the requisite approval of the Company’s stockholders in accordance with Section 17.6 of the Plan.

3.	No Other Amendments. Except as specifically set forth in this Amendment, the terms and conditions of the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Amendment on behalf of the Company as of August 28, 2008.

ACCELRYS, INC.

/s/ Judith Ohrn Hicks
Judith Ohrn Hicks
Vice President, Human Resources